
Reviva
PHARMACEUTICALS

Reviva Pharmaceuticals Holdings, Inc.

Nasdaq (RVPH)

Corporate Presentation March 2021

Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's product development and clinical trial plans, clinical and regulatory timelines, trial results, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth and financing opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the recent COVID19 pandemic and the potential impact of sustained social distancing efforts, on our operations, clinical development and clinical trial plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Investment Highlights

Company Overview

- Clinical-stage pharmaceutical company developing therapies for central nervous system, cardiovascular, metabolic, and inflammatory diseases

Lead Asset: RP5063

- Extensive clinical pipeline with lead program in schizophrenia ready for Phase 3
- **Orphan Drug Designation** for the treatment of pulmonary arterial hypertension (PAH) & idiopathic pulmonary fibrosis (IPF)

Market Opportunity

- Global addressable **market size for RP5063**
  $7.9 B for schizophrenia by 2022[1]; $5.4 B for bipolar disorder by 2024[2]; $15.9 B for depression by 2023[3]; $24.9 B for ADHD by 2025[4]; $14.6 B for PAH by 2026[5]; $5.9 B for IPF by 2023[6]

Financials

- Went public in December 2020 through merger with Tenzing Acquisition Corp. Trading under NASDAQ symbol: RVPH

1. Grand View Research, Inc., 2017
2. Bipolar Disorder: Market Data Forecast 2020
3. Depression: Allied Market Research 2018
4. ADHD: Gran View Research in 2019
5. PAH: Credence Research, 2018
6. IPF: iHealthcare Analyst 2018

Experienced Leadership Team

Proven track record in Biotechnology and Pharmaceutical Development



Laxminarayan Bhat, PhD
Chief Executive Officer

XenoPort
ARYX Therapeutics
KU Higuchi Biosciences Center, The University of Kansas



Narayan Prabhu
Chief Financial Officer

Berkeley University of California
UCSF
SONY Sony Biotechnology Inc.
Cisco



Marc Cantillon, MD
Chief Medical Officer

sanofi aventis
Pfizer
MSD
Wyeth
AstraZeneca

Reviva Pharmaceuticals

Extensive Clinical Development Pipeline



Development Phase
NCE (Program)
Target Indications
Discovery
Preclinical
Phase I
Phase II
Phase III
RP5063 (Neuropsychiatric)
Schizophrenia
Bipolar Disorder
Depression MDD
Attention Deficit Hyperactivity Disorder (ADHD)
Parkinson's Psychosis
Alzheimer's (Psychosis/BPSD)
RP5063 (Pulmonary)
Pulmonary Arterial Hypertension (PAH)
Idiopathic Pulmonary Fibrosis (IPF)
RP1208
Depression
Obesity
RP1208
RP5063

Reviva PHARMACEUTICALS

Dysfunctional serotonin signaling causes neuropsychiatric disorders and lung diseases PAH and IPF


Disease/Disorder
Pathobiology
Psychosis
Depression
Dementia
Serotonin
Signaling
Predisposed
PAH
IPF



Dysfunctional dopamine and serotonin receptor signaling in the brain is implicated in the pathogenesis of schizophrenia and other neuropsychiatric disorders

Dysfunctional serotonin receptor signaling in the lungs is implicated in the pathogenesis of lung diseases PAH and IPF

Cantillon, M. et al. Schizophrenia Research 2017, 189: 126-133; Bhat et al., Eur J Pharmacol 2018, 827:159-166

Addressing significant unmet medical needs


Neuropsychiatric Programs
Pulmonary Programs
Schizophrenia
Depression
Bipolar Disorder
ADHD
Pulmonary Arterial Hypertension (PAH)
Idiopathic Pulmonary Fibrosis (IPF)
$7.9B by 2022[1]
$15.9B by 2023[3]
$5.4B by 2024[2]
$24.9B by 2025[4]
$14.6B by 2026[5]
$5.9B by 2023[6]

1. Grand View Research, Inc., 2017
2. Bipolar Disorder: Market Data Forecast 2020
3. Depression: Allied Market Research 2018
4. ADHD: Gran View Research in 2019
5. PAH: Credence Research, 2018
6. IPF: iHealthcare Analyst 2018

Neuropsychiatric Programs

Schizophrenia | Bipolar Disorder | Major Depressive Disorder | ADHD

No therapies that adequately address symptoms of schizophrenia

Schizophrenia **affects ~1% of the world's population** and ~3.5 million people in the US. Yet there are currently **no therapies** that adequately address the complex mix of positive & negative symptoms, mood, and cognitive impairment associated with schizophrenia.[1,2]

Suboptimal Efficacy[3,4]

- Negative symptoms
- Cognitive deficits
- Mood symptoms





Poor Tolerability/Side Effects[4]

- Neurological (EPS, akathisia)
- Metabolic (obesity, diabetes, cholesterol)
- Endocrine (sexual dysfunction)

High Discontinuation/Non-compliance[5,6]

Reviva estimates discontinuation rates of 30-50% in short-term treatment of acute patients and 42-74% in long-term treatment of stable patients

1. World Health Organization: https://www.who.int/news-room/fact-sheets/detail/schizophrenia accessed on July 27, 2020.
2. Schizophrenia and Related Disorders Alliance of America (SARDAA): https://sardaa.org/resources/about-schizophrenia/ , accessed on July 27, 2020.
3. Torres-Gonzalez F et al. Neuropsychiatric Disease and Treatment 2014. 10:97-110.
4. Stroup T S and Gray N. World Psychiatry 2018. 17:341-356.
5. Bhat L et al. J Neurology and Neuromedicine 2018 , 3(5): 39-50.
6. Levin. S.Z. et al. Schizophrenia Research 2015. 164:122-126.

Reviva PHARMACEUTICALS

RP5063: Multimodal modulator of serotonin and dopamine receptors

RP5063 modulates receptor signaling

RP5063 has a broad in vitro pharmacology profile against key dopamine (D) and serotonin (5-HT) receptors which can **stabilize the D/5-HT system**



SERT
5-HT
RP5063
Nicotinic Ach
D

RP5063 has high affinity & selectivity

RP5063 pharmacologically differs from other antipsychotics through its **combination of potent affinity and selectivity for target receptors implicated for schizophrenia and its comorbid symptoms**

Weak or no significant activities for off-targets that are implicated for adverse/side effects



Drug
Receptor
RP5063
5-HT2A/2B/7
Antagonist
RP5063
D2/3/4
Partial Agonist

Cantillon, M. et al. Schizophrenia Research 2017, 189: 126-133; Bhat, L. et al. J Neurol Neuromed 2018, 3: 39-50.

RP5063: Phase 2 trial in schizophrenia

Randomized, double-blind, placebo-controlled, multicenter (USA, EU, Asia) trial to assess the safety and efficacy of RP5063 in subjects with acute exacerbation of schizophrenia or schizoaffective disorder


Enrolled 240 Schizophrenia Patients
Randomized 3:3:3:2:1 N = 240
N = 60
RP5063,15mg
N = 60
RP5063,30mg
N = 60
RP5063,50mg
N = 40
Placebo
N = 20
Aripiprazole, 15mg*
Women
Men
Day -6
0
1
28
35 ± 2
42 ± 2
Screening
Double-blind treatment
Follow-up
Re-stabilization

Study Overview

Primary Endpoint:
Reduction in total PANSS at the end of treatment in RP5063 arm from baseline versus placebo

Safety:
Clinical, labs, body weight, prolactin, lipids, fasting glucose, EKG

Pharmacokinetics:
Population pharmacokinetics

* The aripiprazole arm was included solely to show assay sensitivity and was not powered to show efficacy.

RP5063: Statistically significant treatment difference from placebo

Efficacy Data for Schizophrenia


PANSS Total, Change from Baseline
Least Squares Mean ±SE
0
-5
-10
-15
-20
-25
-30
Placebo
15 mg
30 mg
50 mg
Baseline
Day 4
Day 8
Day 15
Day 22
Day 28
EOT
MMRM Analysis; Full Dataset

Cantillon, M. et al. Schizophrenia Research 2017, 189: 126-133

* $p<0.05$

RP5063: Mitigated positive & negative symptoms, improved prosocial functioning

Decrease in Positive Symptoms (PANSS)



PANSS Positive, Change from Baseline
Least Squares Mean ±SE
Placebo
15 mg
30 mg
50 mg
Baseline Day 4 Day 8 Day 15 Day 22 Day 28 EOT
MMRM Analysis; Full Dataset

Decrease in Negative Symptoms (PANSS)



PANSS Negative, Change from Baseline
Least Squares Mean ±SE
Placebo
15 mg
30 mg
50 mg
Baseline Day 4 Day 8 Day 15 Day 22 Day 28 EOT
MMRM Analysis; Full Dataset

Improvement in Social Functioning (PANSS)



PANSS Prosocial, Change from Baseline
Least Squares Mean ±SE
Placebo
15 mg
30 mg
50 mg
Baseline Day 4 Day 8 Day 15 Day 22 Day 28
MMRM Analysis; Full Dataset

Reviva PHARMACEUTICALS

Cantillon, M. et al. Schizophrenia Research 2017, 189: 126-133

* p<0.05, ** p<0.01

RP5063: Clean side effect profile

Neuroleptic, Endocrine and Metabolic Side Effects Comparable to Placebo

CNS / Neuroleptic Side Effects

Extrapyramidal Side Effect (%)



0
1
2
3
4
5
6
7
8
9
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Akathisia (%)



0
2
4
6
8
10
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Endocrine Side Effects

Change in Prolactin (mIU/L)



0
-50
-100
-150
-200
-250
-300
-350
-400
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Change in Thyroid-T4 (pmol/L)



0.5
0
-0.5
-1
-1.5
-2
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Metabolic Side Effects

Body Weight Increase (%)



0
2
4
6
8
10
12
14
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Diabetes/Blood Sugar (mmol/L)



1
0.8
0.6
0.4
0.2
0
-0.2
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Cholesterol (mmol/L)



0.15
0.1
0.05
0
-0.05
-0.1
-0.15
-0.2
-0.25
-0.3
-0.35
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Lipids/Triglycerides (mmol/L)



0.3
0.25
0.2
0.15
0.1
0.05
0
-0.05
-0.1
Placebo
Ari-15mg
RP-15mg
RP-30mg
RP-50mg

Reviva PHARMACEUTICALS

Cantillon, M. et al. Schizophrenia Research 2017, 189: 126-133

RP: 15mg projected, widely used dose

Ari: Aripiprazole; RP: Brilaroxazine (RP5063)

RP5063: Ready for Phase 3 trial in schizophrenia

Phase 1

- Patients diagnosed with stable schizophrenia (Phase 1B) and healthy subjects (Phase 1A)
- Well tolerated, no dose-limiting safety signals
- Decrease in positive symptoms and improvement in cognition after 10 days (Phase 1B)

Phase 2

- Patients diagnosed with acute schizophrenia
- Met primary endpoint of reduction in total PANSS at the end of treatment
- Well-tolerated, favorable safety profile
- Successful End of Phase 2 meeting with US FDA
- FDA guidance for potential 'Superior Safety' label claim

Phase 3

- Phase 3 studies planned for acute schizophrenia
- Phase 3 studies for acute schizophrenia expected to commence in mid 2021, assuming we achieve our fundraising goals
- FDA reviewed Phase 3 protocol, CMC, and long-term toxicology package

Pulmonary Programs

Pulmonary Arterial Hypertension (PAH) | Idiopathic Pulmonary Fibrosis (IPF)

RP5063: Potential to delay PAH & IPF disease progression

PAH & IPF are Orphan Diseases that involve dysfunctional signaling of serotonin signaling

- Both PAH & IPF are rare, chronic, and debilitating conditions with no therapies that significantly delay disease progression
- Patients with PAH & IPF experience elevated plasma serotonin (5-HT) levels, increased expression of 5-$HT_{2A/2B/7}$ receptors and inflammatory cytokines in the lungs
- Lung vascular/alveoli remodeling occurs in PAH and IPF patients due to inflammation, proliferation of fibrosis, blood clots, & pulmonary hypertension
- RP5063 has robust antagonism against serotonin receptors involved in vasoconstriction, fibrosis, blood clots, & inflammation

Lung Vascular Remodeling in PAH


Vasoconstriction
5-HT2A
5-HT2B
Inflammation & Fibrosis
5-HT2A
5-HT2B
5-HT7
Vascular Remodeling
Prominent feature of PAH
Causes vessel occlusion
Thrombosis
5-HT2A
RP5063: Robust 5-HT Antagonism

	Ki
5-HT_{2A}	2.5 nM
5-HT_{2B}	0.19 nM
5-HT_7	2.7 nM

Lung Tissue Remodeling in IPF


5-HT2B
5-HT2A
Irregular, abnormal air spaces
Large areas of scarring (fibrosis)
Normal alveoli
5-HT7
Irregular thickening of tissue between alveoli
Lung
© 2018 Mayo Clinic

Bhat et al., Eur J Pharmacol 2018, 827:159-166; Lofdahl et al, Am J Pathobiology 2018, 188(5): 1113-1119; Tawfik and Makary, European J Pharmacology 2017, 814: 114-123; Pulmonary fibrosis image adapted from https://tinyurl.com/y9r6ld48

RP5063: Preclinical data for PAH in translational models

RP5063 both alone & co-administered with standard of care for PAH

- RP5063 demonstrated encouraging results for PAH in both MCT and Sugen-Hypoxia rodent models
- Mitigated PAH
- Decreased respiratory resistance & restored blood oxygen saturation
- Decreased vascular remodeling & fibrosis in the small vessels
- Mitigated inflammation & reduced small vessel thickness
- Significantly reduced inflammatory cytokines TNFα, IL-β, IL-6, and chemokine LTB4

Treatment effects on PAH



45
40
35
30
25
20
15
10
5
0
mPAP (mmHg)
P = <0.05
P = <0.05
P = <0.05
*
#
Sham
MCT
RP
B
B+RP
S
S+RP
T
T+RP
RP-RP5063
PO: 10mg/kg, BID
B-Bosentan
PO: 100mg/kg, BID
S-Sildenafil
PO:50mg/kg, BID
T-Treprostinil
IV:100ng/kg/min

Bhat and Salvail, J Rare Dis Res Treat 2017, 2(5): 5-12. □ Bhat, et al. European J Pharmacology 2017, 810:83-91 and 92-99. □ Bhat, et al. European J Pharmacology 2018, 827: 159-166.

RP5063: Preclinical data for IPF in translational model

RP5063 both alone & co-administered with standard of care for IPF

- RP5063 demonstrated encouraging results for IPF in bleomycin-induced IPF rodent model
- Mitigated lung fibrosis and collagen deposits
- Decreased respiratory resistance & improved blood oxygen saturation
- Restored body weight and cardiac output
- Reduced the IPF biomarkers BALF cell counts, hydroxyproline, and blood lactate levels
- Decreased cytokines RANTES, IFNγ, MCP1, IL-6, and IL-17
- Improved survival rates

RP5063 mitigates lung fibrosis/collagen (Decrease in Hydroxyproline)



Hydroxyproline per lung (µg)
2000
1500
1000
500
0
***
##P = <0.001, ###P = <0.0001
##
###
###
###
###
###
Sham
BLM
RP5063
Nintedanib
RP5063 + Nint
Pirfenidone
RP5063 + Pirf
RP5063
PO: 15mg/kg, BID
Nintedanib
PO: 100mg/kg, QD
Pirfenidone
PO: 50mg/kg, QD

Bhat et al., (unpublished data)

RP5063: Improves survival rate in IPF

Bleomycin (BLM) Induced IPF Rodent Model

Mitigates Respiratory Resistance



100
95
90
85
80
SpO2 (%)
#P = <0.05
**
#
Sham
BLM
RP5063

Improves Oxygen Saturation



30
20
10
0
mmHg/mL/min
***
#P = <0.05
#
Sham
BLM
RP5063

Improves Survival Rate



100
80
60
40
20
0
Survival (%)
Sham
BLM 62%
RP5063 >95%
12
15
18
21
Days after BLM instillation

Bhat et al., (unpublished data)

RP5063: Ready for Phase 2 trials in PAH & IPF

RP5063 Phase 2 trials in PAH and IPF

- Preclinical evidence supports the use of **RP5063 in PAH and IPF**
- Generally well-tolerated in clinical studies for schizophrenia in >250 patients
- Completed long-term regulatory toxicology studies
- Manufactured API and drug products (clinical trial materials)
- Oral once daily dosing, potential to develop once daily inhaler for enhanced effect and convenience

RP5063 has achieved key regulatory milestones

✓ FDA reviewed preclinical pharmacology, toxicology, CMC, and clinical Phase 1 safety data for initiating a Phase 2 study

✓ FDA reviewed and provided guidance on Phase 2/3 clinical development plan and a **potential "Disease Modifying Agent" label** claim

✓ FDA granted **Orphan Drug Designation** to RP5063 for the treatment of PAH & IPF

Bhat et al., Eur J Pharmacol 2018, 827:159-166

Investment Highlights

Company Overview

- Clinical-stage pharmaceutical company developing therapies for central nervous system, cardiovascular, metabolic, and inflammatory diseases

Lead Asset: RP5063

- Extensive clinical pipeline with lead program in schizophrenia ready for Phase 3
- **Orphan Drug Designation** for the treatment of pulmonary arterial hypertension (PAH) & idiopathic pulmonary fibrosis (IPF)

Market Opportunity

- Global addressable **market size for RP5063**
  $7.9 B for schizophrenia by 2022[1]; $5.4 B for bipolar disorder by 2024[2]; $15.9 B for depression by 2023[3]; $24.9 B for ADHD by 2025[4]; $14.6 B for PAH by 2026[5]; $5.9 B for IPF by 2023[6]

Financials

- Went public in December 2020 through merger with Tenzing Acquisition Corp. Trading under NASDAQ symbol: RVPH

Reviva PHARMACEUTICALS

1. Grand View Research, Inc., 2017
2. Bipolar Disorder: Market Data Forecast 2020
3. Depression: Allied Market Research 2018
4. ADHD: Gran View Research in 2019
5. PAH: Credence Research, 2018
6. IPF: iHealthcare Analyst 2018

Thank You

General Inquiries

info@Revivapharma.com

Investor Relations Contact

LifeSci Advisors, LLC

ir@Revivapharma.com

Global Operations



U.S. Headquarters

19925 Stevens Creek Blvd., Suite 100

Cupertino, CA 95014

United States

Reviva PHARMACEUTICALS